                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 14, 2001 included (or incorporated by reference) in Anika Therapeutics, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
------------------------------

ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 2001


                                      4